Exhibit 99.1

Albertsons Companies and Rite Aid Merge to Create Food, Health, and Wellness Leader

Combination Will Create Strong Local Networks in Attractive Geographies

Integrated Platform Will Provide Customers Greater Choice, Convenience, and Access,

and Accelerate Omni-Channel Strategy to Reach More Customers and Drive Profitable Growth

John Standley to Serve as Chief Executive Officer and Bob Miller to Serve as Chairman

of Combined Company

Transaction Expected to Generate Run Rate Cost Synergies of $375 Million and Create

Incremental Revenue Opportunities of Over $3.6 Billion

Combined Company Expected to Generate Pro Forma 2018(1) Revenues of $83 Billion and Adjusted

Pro Forma EBITDA of $3.7 Billion (Including Run Rate Cost Synergies)

BOISE, Idaho and CAMP HILL, Pa. — February 20, 2018 — Albertsons Companies, one of the nation’s largest grocery retailers, and Rite Aid Corporation (NYSE:RAD), one of the nation’s leading drugstore chains, announced a definitive merger agreement under which privately held Albertsons Companies will merge with publicly traded Rite Aid.

Under the terms of the agreement, in exchange for every 10 shares of Rite Aid common stock, Rite Aid shareholders will have the right to elect to receive either (i) one share of Albertsons Companies common stock plus approximately $1.83 in cash or (ii) 1.079 shares of Albertsons Companies stock. Depending upon the results of cash elections, upon closing of the merger, shareholders of Rite Aid will own a 28.0 percent to 29.6 percent stake in the combined company, and current Albertsons Companies shareholders will own a 70.4 percent to 72.0 percent stake in the combined company on a fully diluted basis. Immediately following completion of the merger and assuming that all Rite Aid shareholders elect to receive shares plus cash, Albertsons Companies will have approximately 392.9 million shares outstanding on a pro forma and fully diluted basis. Following the close of the transaction and the share exchange, Albertsons Companies’ shares are expected to trade on the New York Stock Exchange.

Albertsons Companies is backed by an investment consortium led by Cerberus Capital Management, L.P. (“Cerberus”), which also includes Kimco Realty Corporation (NYSE: KIM), Klaff Realty LP, Lubert-Adler Partners LP, and Schottenstein Stores Corporation.

(1)  Fiscal year ended February 2019

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Current Rite Aid Chairman and Chief Executive Officer John Standley will become Chief Executive Officer of the combined company, with current Albertsons Companies Chairman and Chief Executive Officer Bob Miller serving as Chairman. The combined company is expected to be comprised of leadership from both companies and will be dual headquartered in Boise, Idaho, and Camp Hill, Pennsylvania. The name of the combined company will be determined by transaction close.

The integrated company will operate approximately 4,900 locations, 4,350 pharmacy counters, and 320 clinics across 38 states and Washington, D.C., serving 40+ million customers per week. Most Albertsons Companies pharmacies will be rebranded as Rite Aid, and the company will continue to operate Rite Aid stand-alone pharmacies.

The combination will provide customers with flexible and convenient access to a full range of food, health, and wellness offerings and will deliver significant value to customers, employees, and shareholders by:

•                  Enhancing Geographic Footprint and Creating Local Networks in Attractive Geographies. The new company will have an expanded footprint and be ranked first or second in 66 percent of the top metropolitan areas in the United States and will be ranked first or second in 70 percent of pharmacy locations(2). It will establish the leading integrated food, health, and wellness retailer on the West Coast and will have a strong brand position in the Northeast.

•                  Leveraging Strong Pharmacy Network and Rite Aid’s Pharmacy Benefit Management Company, EnvisionRxOptions, to Drive Customer Growth. The combined company will be positioned to drive incremental growth by deepening existing relationships and expanding reach across higher-value pharmacy customers. This will be achieved through a full suite of health and wellness capabilities, including specialty pharmacy offerings and in-store RediClinics in larger Albertsons Companies stores and stand-alone Rite Aid stores. In addition, investing in preferred relationships with EnvisionRxOptions, other PBMs, and regional payors is expected to drive prescription growth.

•                  Utilizing Data Analytics and Integrated Loyalty Programs to Drive Growth and Target New Customers. The new company will capitalize on enhanced data and analytics to unlock profitable growth through new customer acquisition, new merchandising programs, and demand forecasting. It will also create cross-branded opportunities for its loyalty programs, improving connections across a combined current base of 25 million active loyalty program participants.

•                  Combining Strong Own Brand Portfolios with Extensive Manufacturing and Distribution Network to Drive Revenue Growth and Operating Efficiencies. The combination of Albertsons Companies’ billion dollar own brands, including O Organics and Lucerne®, and its manufacturing and operating capabilities, with Rite Aid’s own brands in health and wellness, including B4Y™ and Daylogic™, and its pharmacy expertise will allow the combined company to drive growth opportunities and efficiencies across its purchasing, marketing, manufacturing, and merchandising functions.

(2)  Grocery regional ranks based on Nielsen data for Albertsons Companies operating divisions and excludes mass retailers. Pharmacy share based on number of stores vs. competitors.

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•                  Serving Customers When, Where, and How They Want to Shop. The combined company’s expanding omni-channel platform will provide customers with convenience, choice, and flexibility through multiple in-store formats, digital channels, and same-day food and prescription delivery options from stores and via Drive Up & Go.

“This powerful combination enables us to become a truly differentiated leader in delivering value, choice, and flexibility to meet customers’ evolving food, health, and wellness needs,” said Rite Aid Chairman and Chief Executive Officer John Standley. “The combined platform positions Rite Aid to capitalize on our pharmacy expertise and expand and enhance our pharmacy footprint. We are confident that delivering improved customer experiences and value will drive growth and profitability while creating compelling long-term value for shareholders.”

“The hallmark of Albertsons Companies’ business has been to become the favorite local supermarket of our customers,” said Bob Miller, Albertsons Companies Chairman and Chief Executive Officer. “We have always put our customers first, and our combination with Rite Aid will enable us to even better serve the valuable pharmacy customer by providing a fully integrated one-stop-shop for our customers’ food, health, and wellness needs. I have long known the excellent management team at Rite Aid, and we share a singular focus on superior customer service and a clear vision and strategy to become the favorite local supermarket and pharmacy to shoppers in every neighborhood we serve.”

Lenard Tessler, Vice Chairman and Senior Managing Director at Cerberus, commented, “As a long-term partner to Albertsons Companies’ world-class management team, this transaction highlights Cerberus’s confidence in this team and our conviction in the underlying customer focus driving this combination. As significant shareholders, we are very optimistic about the future of the combined company.”

Financial Details

The combined business will benefit from an enhanced financial profile and solid capital structure, which will support growth and expansion. On a pro forma basis, the combined company is expected to generate year one revenues of approximately $83 billion (excluding potential revenue opportunities) and year one Adjusted Pro Forma EBITDA of approximately $3.7 billion (including run rate cost synergies). The combined company’s pro forma net leverage ratio is expected to be 3.8x at transaction close (including run rate cost synergies).

The combined company expects to deliver annual run-rate cost synergies of $375 million in approximately three years and access potential annual revenue opportunities of $3.6 billion. Over 60 percent of the cost synergies are expected to be realized within the first two years post-close. Identified revenue opportunities primarily include partnering with payors, including Rite Aid’s PBM, EnvisionRx, through preferred networks to drive additional high-value customers, connecting Rite Aid’s reliable pharmacy customer base to Albertsons Companies through loyalty programs and targeted marketing, leveraging Albertsons Companies’ grocery capabilities and Rite Aid’s pharmacy expertise to enhance the customer offering, and driving traffic through the omni-channel experience. Cost synergies will be achieved primarily through procurement savings, leveraging efficiencies realized by a combined supply chain, combined distribution and fulfillment channels, and leveraging manufacturing capabilities.

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Governance

The board of directors will be comprised of nine directors, four of whom will be named by Albertsons Companies (including Bob Miller and Lenard Tessler), four of whom will be named by Rite Aid (including John Standley), and one of whom will be a jointly selected director. A majority of the Board will be independent. Lenard Tessler will serve as Lead Director.

Approvals and Timing

The transaction has been approved unanimously by the boards of directors of both companies. The merger is expected to close early in the second half of calendar year 2018, subject to the approval of Rite Aid’s shareholders, regulatory approvals, and other customary closing conditions.

Advisors

Credit Suisse and Goldman Sachs & Co. LLC served as lead financial advisors to Albertsons Companies and Schulte Roth & Zabel LLP acted as legal advisor. Bank of America Merrill Lynch also served as financial advisor to Albertsons Companies and is providing committed financing for the proposed transaction together with Credit Suisse and Goldman Sachs.

Citi served as exclusive financial advisor to Rite Aid, and Skadden, Arps, Slate, Meagher and Flom LLP acted as legal advisor.

Investor Call

An analyst call will be conducted at 8:30 a.m. Eastern Time today with remarks by both management teams. The call will be simulcast via the internet and can be accessed in the Investor Relations sections of www.riteaid.com and www.albertsonscompanies.com, along with an accompanying investor presentation. You may participate in the call by dialing (877) 654-4425 within the U.S. and Canada or (706) 679-0005 outside of the U.S. and Canada. The reservation number is: 9687728.

A playback of the call will also be available by telephone beginning at 12 p.m. Eastern Time today until 11:59 p.m. Eastern Time on March 6, 2018. The playback number is 1-855-859-2056 from within the U.S. and Canada or 1-404-537-3406 from outside the U.S. and Canada with the reservation number 9687728.

About Albertsons Companies

Albertsons Companies is one of the largest food and drug retailers in the United States, with both a strong local presence and national scale. We operate stores across 35 states and the District of Columbia under 20 well-known banners including Albertsons, Safeway, Vons, Jewel-Osco, Shaw’s, Acme, Tom Thumb, Randalls, United Supermarkets, Pavilions, Star Market, Haggen and Carrs, as well as meal kit company Plated based in New York City. Albertsons Companies is committed to helping people across the country live better lives by making a meaningful difference, neighborhood by neighborhood. In 2016 alone, along with the Albertsons Companies Foundation, the company gave nearly $300 million in food and financial support. These efforts helped millions of people in the areas of hunger relief, education, cancer research and treatment, programs for people with disabilities and veterans outreach.

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About Rite Aid Corporation

Rite Aid Corporation (NYSE: RAD) is one of the nation’s leading drugstore chains with fiscal 2017 annual revenues of $32.8 billion. The Company also owns EnvisionRxOptions, a multi-faceted healthcare and pharmacy benefit management (PBM) company supporting a membership base of more than 22 million members; RediClinic, a convenient care clinic operator with locations in Delaware, New Jersey, Pennsylvania, Texas and Washington; and Health Dialog, a leading provider of population health management solutions including analytics, a multi-channel coaching platform and shared decision-making tools. Information about Rite Aid, including corporate background and press releases, is available through the company’s website at www.riteaid.com.

About Cerberus Capital Management, L.P.

Established in 1992, Cerberus Capital Management, L.P. is a global leader in alternative investing with more than US $34 billion under management across complementary credit, private equity, and real estate strategies. From its headquarters in New York City and network of affiliate and advisory offices in the United States, Europe, and Asia, Cerberus has the on-the-ground presence to invest in multiple asset classes globally.

Important Notice Regarding Forward-Looking Statements and Non-GAAP Measures

This press release contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about the pending merger between Albertsons Companies Inc. (“Albertsons Companies”) and Rite Aid Corporation (“Rite Aid”) and the transactions contemplated thereby, and the parties perspectives and expectations, are forward looking statements. Such statements include, but are not limited to, statements regarding the benefits of the proposed merger, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions contemplated by the merger agreement. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated. Such risks and uncertainties include, but are not limited to, risks related to the expected timing and likelihood of completion of the pending merger, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals, or that the required approval of the merger agreement by the stockholders of Rite Aid was not obtained; risks related to the ability of Albertsons Companies and Rite Aid to successfully integrate the businesses; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement (including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement); the risk that there may be a material adverse change of Rite Aid or Albertsons Companies;

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risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Rite Aid’s common stock, and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Albertsons Companies and Rite Aid to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; risks related to successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; and risks associated with the financing of the proposed transaction. A further list and description of risks and uncertainties can be found in Rite Aid’s Annual Report on Form 10-K for the fiscal year ending March 4, 2017 filed with the Securities and Exchange Commission (“SEC”), in Albertsons Companies, LLC’s Form S-4 registration statement filed with the SEC on June 28, 2017, in Albertsons Companies, LLC’s quarterly reports on Form 10-Q filed with the SEC on August 1, 2017, October 23, 2017 and January 1, 2018 and in the Form S-4 that will be filed with the SEC by Albertsons Companies in connection with the proposed merger, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Albertsons Companies, Rite Aid, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Adjusted EBITDA (the “Non-GAAP Measure”) is a performance measure that provides supplemental information that Albertsons Companies and Rite Aid believe is useful to analysts and investors to evaluate ongoing results of operations, when considered alongside other GAAP measures such as net income, operating income and gross profit. This Non-GAAP Measure excludes the financial impact of items management does not consider in assessing the ongoing operating performance of Albertsons Companies, Rite Aid, or the combined company, and thereby facilitates review of its operating performance on a period-to-period basis. Other companies may have different capital structures or different lease terms, and comparability to the results of operations of Albertsons Companies, Rite Aid, or the combined company may be impacted by the effects of acquisition accounting on its depreciation and amortization. As a result of the effects of these factors and factors specific to other companies, Albertsons Companies and Rite Aid believe Adjusted EBITDA provides helpful information to analysts and investors to facilitate a comparison of their operating performance to that of other companies. The presentation of the Non-GAAP Measure in this press release should not be construed as an inference that its future results will be unaffected by unusual or non-recurring items. A reconciliation of the Non-GAAP Measure has not been provided because such reconciliation could not be produced without unreasonable effort.

Additional Information and Where to Find It

In connection with the proposed strategic combination involving Rite Aid and Albertsons Companies Inc., Rite Aid and Albertsons Companies Inc. intend to file relevant materials with the SEC, including that Albertsons Companies Inc. will file a registration statement on Form S-4 that will include a proxy statement/prospectus to be distributed to Rite Aid stockholders. Rite Aid will mail the proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. RITE AID’S EXISTING PUBLIC FILINGS WITH THE SEC SHOULD ALSO BE READ, INCLUDING THE RISK FACTORS CONTAINED THEREIN.

Investors and security holders may obtain copies of the Form S-4, including the proxy statement/prospectus, as well as other filings containing information about Rite Aid, free of charge, from the SEC’s Web site (www.sec.gov). Investors and security holders may also obtain Rite Aid’s SEC filings in connection with the transaction, free of charge, from Rite Aid’s Web site (www.RiteAid.com) under the link “Investor Relations” and then under the tab “SEC Filings,” or by directing a request to Rite Aid, Byron Purcell, Attention: Senior Director, Treasury Services & Investor Relations. Copies of documents filed with the SEC by Albertsons Companies Inc. will be made available, free of charge, on Albertsons Companies’ website at www.albertsonscompanies.com.

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Participants in Solicitation

Rite Aid, Albertsons Companies Inc. and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Rite Aid common stock in respect of the proposed transaction. Information regarding Rite Aid’s directors and executive officers is available in its definitive proxy statement for Rite Aid’s 2017 annual meeting of stockholders filed with the SEC on June 7, 2017, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such definitive proxy statement. Information about the directors and executive officers of Albertsons Companies will be set forth in the Form S-4. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus when it becomes available. These documents can be obtained free of charge from the sources indicated above.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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Media and Investor Contacts

For Albertsons Companies
INVESTORS:	MEDIA:
Melissa Plaisance	Christine Wilcox
(925) 226-5115	(208) 395-4163
melissa.plaisance@albertsons.com	christine.wilcox@albertsons.com

For Rite Aid
INVESTORS:	MEDIA:
Byron Purcell	Ashley Flower
(717) 975-5809	(717) 975-5718
investor@riteaid.com	aflower@riteaid.com

For Cerberus Capital Management L.P.
MEDIA:
Andrew Johnson
(646) 495-2700
ajohnson@gpg.com